First Quarter 2021 Financial Results May 13, 2021 Exhibit 99.2

Forward Looking Statements This presentation contains “forward-looking statements” within the meaning of the federal securities laws, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements, other than statements of historical facts included in this presentation, including statements concerning our plans, objectives, goals, strategies, future events, future revenues or performance, financing needs, plans or intentions relating to product candidates, estimates of market size, estimates of market growth, business trends, expected testing supply and demand, the anticipated timing, design and conduct of our planned clinical trials, the development of our product candidates, including the timing and likelihood of regulatory filings and approvals for our product candidates, our ability to commercialize our product candidates, if approved, the pricing and reimbursement of our product candidates, if approved, the potential to develop future product candidates, the potential benefits of strategic collaborations and our intent to enter into any strategic arrangements, the timing and likelihood of success, plans and objectives of management for future operations and future results of anticipated product development efforts, are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in this presentation, including those described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020, and elsewhere in such filing and in other subsequent disclosure documents, including our Quarterly Reports on Form 10-Q, filed with the U.S. Securities and Exchange Commission (SEC). We cannot assure you that we will realize the results, benefits or developments that we expect or anticipate or, even if substantially realized, that they will result in the consequences or affect us or our business in the way expected. Forward-looking statements are not historical facts, and reflect our current views with respect to future events. Given the significant uncertainties, you should evaluate all forward-looking statements made in this presentation in the context of these risks and uncertainties and not place undue reliance on these forward-looking statements as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified in their entirety by the cautionary statements included in this presentation. We disclaim any intent to publicly update or revise any forward-looking statements to reflect subsequent events or circumstances, except as required by law. Industry and Market Data: We obtained the industry, market, and competitive position data used throughout this Presentation from our own internal estimates and research, as well as from industry and general publications, and research, surveys, and studies conducted by third parties. Internal estimates are derived from publicly available information released by industry analysts and third-party sources, our internal research and our industry experience, and are based on assumptions made by us based on such data and our knowledge of the industry and market, which we believe to be reasonable. In addition, while we believe the industry, market, and competitive position data included in this prospectus is reliable and based on reasonable assumptions, we have not independently verified any third-party information, and all such data involve risks and uncertainties and are subject to change based on various factors. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us.

Q1 2021 & Other Recent Corporate Highlights Continued to increase our INN position by 3.3M lives, reaching 149M total covered lives Announced pre-validation data for PREECLUDIATM test showing performance consistent with verification study Signed agreement with Ionis Pharmaceuticals to evaluate OBDS for oral systemic delivery of their antisense oligonucleotides Completed PREECLUDIA validation study sample testing/initiating analysis; planning for targeted commercial launch 2H 2021  Q1 Revenue up 72% vs. Q4 2020, with improving ASPs Announced two abstracts accepted for DDW in May 2021 related to ingestible drug delivery technology for treatment of GI disorders Announced first clinical data supporting oral DDS, its proprietary auto-location technology in the GI tract and payload delivery; and first preclinical data of PGN-600 (tofacitinib + DDS) Announced Crohn’s & Colitis Foundation IBD Ventures grant funding for DDS combination product development

R&D Pipeline Update

Preeclampsia Rule-Out Test: Preecludia™
Innovative Test to Address Unmet Need

preecludia™
preeclampsia rule-out test

UNMET NEED

Preeclampsia is the
#2 CAUSE OF MATERNAL MORTALITY[1]

MORE THAN 700,000 PEOPLE present with symptoms each year.[2,3,4]

ESTIMATED $2-3B US Market Opportunity

CLINICAL DILEMMA

CURRENT METHODS CANNOT DIFFERENTIATE preeclampsia from other hypertensive disorders.

CHRONIC HYPERTENSION
PREECLAMPSIA
GESTATIONAL HYPERTENSION

PROJECT UPDATES

DEVELOPMENT PROGRESS

- Pre-validation data set showed performance consistent with verification study
  - NPV > 97%, Sensitivity > 87%, with prevalence = 11% within 14-day rule-out window; specificity > 65%
  - Commercial lab readiness demonstrated
- Validation testing in progress; performance data expected June/July
- Targeted commercial launch by Q4 2021

LAUNCH PREPARATION

- Verification data presented at ACOG in April
- Launched Preeclampsia Awareness Month Campaign to build leadership in this market
- Sales team training in-progress

1. Henderson JT, et al. Preeclampsia Screening: Evidence Report and Systematic Review for the US Preventive Services Task Force. JAMA. 2017 Apr 25;317(16):1668-1683.
2. Ananth CV, et al. Pre-eclampsia rates in the United States, 1980-2010: age-period-cohort analysis. BMJ. 2013 Nov 7;347:f6564.
3. https://www.sciencedirect.com/topics/medicine-and-dentistry/gestational-hypertension
4. Center for Disease Control and Prevention. Births: Final Data for 2018 (In press). https://www.cdc.gov/nchs/nvss/births.htm

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©2020 Progenity, Inc. All rights reserved.

Initiated preclinical studies for PGN-OB1 and PGN-OB2 with first fully autonomous device in Q2 2021 Progress continues under current pharma partnerships Announced 1st clinical data supporting device auto-location and payload delivery in colon Announced positive pre-clinical safety/ PK & PD data for PGN-600 (tofacitinib + DDS) Ongoing clinical pK study for adalimumab with local drug delivery for ulcerative colitis  GI Precision Medicine Programs Drug/Device Combination Products and Drug Delivery Systems Oral Biotherapeutics Targeted Therapeutics

GI Precision Medicine Programs

Ingestible GI Diagnostic Platforms

Recoverable Sampling System

RSS

sampling + preservation technology

DISCOVERY AND DIAGNOSTICS IN MULTIPLE GI DISEASES

- Recover and preserve:
  - Microbial and cellular samples
  - Multi-omics opportunities

LOCALIZE → SAMPLE → PRESERVE → RECOVER → ANALYSE

✓ Expected to initiate clinical proof of concept study in Q2 2021



Ingestible Lab-in-a-Capsule

PIL Dx

ingestible fluorescent laboratory

LEAD INDICATION = SIBO: >100 MILLION PATIENT VISITS/YEAR

- No recovery required
- Multiple florescent-based assays and diseases to explore

LOCALIZE → SAMPLE → ANALYZE *IN SITU* → TRANSMIT RESULTS

✓ ACG Abstract Award/Oral Presentation:

  ✓ Clinical study demonstrating assay accuracy compared to invasive standard of care protocol

✓ Full function preclinical study planned for 2H 2021

✓ Expected to initiate clinical proof of concept study in 2H 2021

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©2020 Progenity, Inc. All rights reserved.

First Quarter 2021 Financial Results

Q1 Revenues Grow 72% Q1 2021 revenues are up 72% vs. Q4 2020, consistent with prior guidance ASPs continuing to improve  Maintaining 2021 core products revenue guidance range of $115-125M Revenue ($ millions) Illustrates $10.7M revenue reserve in Q4 2020

Expanding the In-Network Footprint In-Network Lives – Progenity (millions) + + 2019 Added 3.3 million regional plan covered lives in Q1 Expanding government and commercial payer coverage for average risk NIPT Continuing discussions for INN contracts with national and other regional plans +3.3M lives

Financial Overview $ in millions ©2020 Progenity, Inc. All rights reserved.  Includes $10.7M reserve for estimated future payor settlements Included $13.8M expense related to change in fair value of derivative liability  Consists principally of $168.5M convertible notes debt 1 1 2 3 1 1 2

Near-Term Potential Catalysts

	Q2 2021	Q3 2021	Q4 2021	1H 2022

Women's Health

PREECLUDIA
Pre-Validation data

PREECLUDIA
Validation data

PREECLUDIA
Targeted Launch

PREECLUDIA
National Launch

WOMEN'S HEALTH
In-network with additional key payors

INNATAL 4
Verification & Validation

GI & Pharmaceuticals

RSS
Initiate clinical proof of concept study

PIL DX
Preclinical / clinical proof of concept studies

GI/PHARMA
Grant received from CCF/IBD Ventures

GI/PHARMA
Clinical data supporting DDS auto-location; positive PK/PD data for PGN-600

PGN-OB2
Pre-IND meeting with FDA

GI/PHARMA
Topline clinical PK/PD for adalimumab in ulcerative colitis

OBDS & DDS
Initiate clinical PK/PD studies

©2021 Progenity, Inc. All rights reserved.